UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 6, 2011
(Date of earliest event reported)

Rosetta Resources Inc.
(Exact name of registrant as specified in its charter)

DE	000-51801	43-2083519
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

717 Texas, Suite 2800 Houston, TX		77002
(Address of principal executive offices)		(Zip Code)

713-335-4000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (the “Amendment”) is being filed as an amendment to the Current Report on Form 8-K filed by Rosetta Resources Inc. (the “Company”) on May 10, 2011 (the “Original Form 8-K”).  The sole purpose of this Amendment is to disclose the Company’s decision regarding how frequently it will conduct future non-binding, advisory votes on executive compensation.  No other changes have been made to the Original Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

As reported in the Original Form 8-K, at the Company’s 2011 Annual Meeting of Stockholders held on May 6, 2011, the Company’s stockholders approved, on an advisory basis, an annual advisory vote on executive compensation.  Consistent with this stockholder recommendation, at a meeting of the Company’s Board of Directors held on August 3-4, 2011, the Board unanimously voted to hold an advisory vote on executive compensation each year until the next stockholder advisory vote on this matter.  Current SEC rules require the Company to hold an advisory vote on frequency every six years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 26, 2011	ROSETTA RESOURCES INC.

	By:	/s/ MICHAEL J. ROSINSKI

Michael J. Rosinski
Executive Vice President, Chief Financial Officer & Treasurer